Filed Pursuant to Rule 497(a)

under the Securities Act of 1933, as amended

File No. 333-226125 Rule 482 ad

Contact: Name Kristyna Munoz Phone 254-644-1615 Email kristyna.munoz@nuveen.com

Nuveen Closed-End Funds Announce Intention to Redeem Preferred Shares

NEW YORK, February 8, 2019 –Nuveen AMT-Free Quality Municipal Income Fund (NYSE: NEA) and Nuveen AMT-Free Municipal Credit Income Fund (NYSE: NVG) have each filed with the Securities and Exchange Commission a notice of intention to redeem a portion of the respective Fund’s outstanding MuniFund Preferred shares. The MuniFund Preferred share redemption price will be the $100,000 liquidation preference per share, plus an additional amount representing the final accumulated dividend amounts owed. The Funds expect to finance the MuniFund Preferred share redemptions with the proceeds of newly issued preferred shares and cash on hand, and the redemptions are contingent upon the completion of all aspects of such preferred share placements by the respective Funds, which may not occur as planned. Formal notification of the redemption by each Fund will be delivered to MuniFund Preferred shareholders at a later date through The Depository Trust Company (DTC).

The anticipated date of redemption of MuniFund Preferred shares and maximum number of shares expected to be redeemed are as follows:

Fund & Common Share Symbol	Series	Share Amount	MuniFund Preferred CUSIP	Anticipated Redemption Date
Nuveen AMT-Free Quality Municipal Income Fund (NYSE: NEA)	Series B	Up to 2,000	670657816	3/12/2019
Nuveen AMT-Free Municipal Credit Income Fund (NYSE: NVG)	Series A	Up to 2,000	67071L833	3/12/2019

The address of the calculation and paying agent, The Bank of New York Mellon, is 240 Greenwich Street, 7E, New York, New York 10007.

Investors in each Fund should consider the investment objectives, risks, and charges and expenses of the respective Fund carefully before investing; a prospectus relating to any offering of new preferred shares as referred to above will contain this and other information about the respective Fund; the prospectus will be available from the underwriter or underwriters of such offering; and each prospectus should be read carefully before investing.

This press release does not constitute an offer to sell or a solicitation to buy any of the securities described herein, nor shall there be any sale of these securities in any state or jurisdiction in which such offer or solicitation or sale would be unlawful prior to registration or qualification under the laws of such state or jurisdiction.

A registration statement relating to the new preferred shares proposed to be issued and other securities of each Fund was filed with the Securities and Exchange Commission. Each Fund may not sell the new preferred shares until the registration statement filed with the Securities and Exchange Commission is effective.

The MuniFund Preferred shares intended for redemption have not been registered under the Securities Act of 1933 or any state securities laws, and, unless so registered, may not be offered or sold in the United States except pursuant to an exemption from the registration requirements of the Securities Act of 1933 and applicable state securities laws.

About Nuveen

Nuveen, the investment manager of TIAA, offers a comprehensive range of outcome-focused investment solutions designed to secure the long-term financial goals of institutional and individual investors. Nuveen has $930 billion in assets under management as of 12/31/18 and operations in 16 countries. Its affiliates offer deep expertise across a comprehensive range of traditional and alternative investments through a wide array of vehicles and customized strategies. For more information, please visit www.nuveen.com. Nuveen Securities, LLC, member FINRA and SIPC.

The information contained on the Nuveen website is not a part of this press release.

FORWARD LOOKING STATEMENTS:

Certain statements made or referenced in this release may be forward-looking statements. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements due to numerous factors. These include, but are not limited to:

•	market developments, including the successful sale of new preferred securities by the respective Funds;
•

the respective Funds having the cash on hand or generating enough proceeds from the sale of portfolio securities sufficient, together with the net proceeds of any offering of new preferred shares, to redeem a portion of its outstanding MuniFund Preferred shares;

•	legal and regulatory developments; and
•	other additional risks and uncertainties.

Nuveen and the closed-end funds managed by Nuveen and its affiliates undertake no responsibility to update publicly or revise any forward-looking statements.

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